UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2021

Tutor Perini Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of James A. Frost as a Director

On December 16, 2021, James A. Frost, a member of the Board of Directors (the “Board”) of Tutor Perini Corporation (the “Company”), notified the Company that he was resigning from the Board effective immediately. Mr. Frost’s resignation is not the result of any disagreement with the Company relating to its operations, policies or practices or with its Board or management. Mr. Frost will continue to serve as the Company’s President and Chief Operating Officer.

Election of Jigisha Desai as a Director

On December 16, 2021, at the recommendation of the Corporate Governance and Nominating Committee, the Board elected Jigisha Desai as an independent director of the Company, effective immediately, to fill the vacancy created by Mr. Frost’s resignation, with a term expiring at the 2022 Annual Meeting of Shareholders. The Board also appointed Ms. Desai to serve as a member of the Audit Committee.

Ms. Desai will be compensated similarly to the other non-employee directors of the Company, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 9, 2021.

Ms. Desai joins the Company’s Board of Directors after serving over 25 years at Granite Construction Incorporated (“Granite”), a heavy civil infrastructure construction company, in financial management, business leadership and corporate strategy roles. Ms. Desai most recently served as Granite’s Executive Vice President and Chief Strategy Officer from January 2021 until her departure in December 2021, as Granite’s Senior Vice President and Chief Financial Officer from 2018 to 2021, and in other financial management roles at Granite prior to that. Ms. Desai received a B.S. in Accounting from the University of Houston and an M.B.A. in Corporate Finance from Golden Gate University and completed Harvard Business School’s Advanced Management Program. She is a Certified Treasury Professional.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	December 17, 2021	By:	/s/ Gary G. Smalley
Gary G. Smalley
Executive Vice President and Chief Financial Officer

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